UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

FLASH SPORTS & MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, Suite 1140

New York, New York 10036

(Address of principal executive offices, including zip code)

(720) 390-3880

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FLZH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 18, 2026, Flash Sports & Media Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing and amount of revenue recognition for Lanka Premier League Season 6, the recoverability of deferred contract costs, and the Company’s liquidity and financing plans. These statements are subject to risks and uncertainties, including substantial doubt about the Company’s ability to continue as a going concern as disclosed in Note 3 to the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, the Company’s recurring losses and need for additional capital, its working capital deficiency, its reliance on dilutive equity and convertible debt financing, and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update them except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Filed / Furnished
99.1	Press Release of Flash Sports & Media Holdings, Inc. dated August 18, 2026	Furnished herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLASH SPORTS & MEDIA HOLDINGS, INC.

Date: August 18, 2026	By:	/s/ Bradley Nattrass
	Name:	Bradley Nattrass
	Title:	Chief Executive Officer

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